UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2005
                                                  -----------------


                              110 MEDIA GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     0-29462                    13-412764
--------------------------------------------------------------------------------
(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                           Identification No.)


                         95 Broadhollow Road, Suite 101
                            Melville, New York 11747
                    (Address of Principal Executive Offices)


                                 (631) 385-0007
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 15, 2005 the Company entered into an amended employment agreement with Raymond Barton ("Barton Agreement"), the Company's Chief Executive Officer. The initial term of the Barton Agreement is for three (3) years. The initial term may be automatically extended for up to two additional twelve (12) month periods unless either party gives written notice to the other of their desire not to extend.

During the term of the Barton Agreement, the Company shall pay Mr. Barton an annual salary of Ninety-Five Thousand Dollars ($95,000). In addition, Mr. Barton shall receive as a signing bonus 40,000 shares of the Company's common stock. Mr. Barton shall also be entitled to a quarterly bonus equal to 20% of the Company's consolidated gross revenue up to a maximum of $20,000 per quarter. The quarterly bonus, at the option of Mr. Barton, may be paid in common stock of the Company in lieu of cash. Such stock to be issued under the Company's 2003 Equity Incentive Plan which has been registered with the Securities Exchange Commission on Form S-8.

On February 15, 2005 the Company entered into an amended employment agreement with Timothy Schmidt ("Schmidt Agreement"), the Company's President. The initial term of the Schmidt Agreement is for three (3) years. The initial term may be automatically extended for up to two additional twelve (12) month periods unless either party gives written notice to the other of their desire not to extend.

During the term of the Schmidt Agreement, the Company shall pay Mr. Schmidt an annual salary of Ninety-Five Thousand Dollars ($95,000). In addition, Mr. Schmidt shall receive as a signing bonus 40,000 shares of the Company's common stock. Mr. Schmidt shall also be entitled to a quarterly bonus equal to 20% of the Company's consolidated gross revenue up to a maximum of $20,000 per quarter. The quarterly bonus, at the option of Mr. Schmidt, may be paid in common stock of the Company in lieu of cash. Such stock to be issued under the Company's 2003 Equity Incentive Plan which has been registered with the Securities Exchange Commission on Form S-8.


Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

99.1 Amended Employment Agreement dated February 15, 2005 between the Company and Raymond Barton.

99.2 Amended Employment Agreement dated February 15, 2005 between the Company and Timothy Schmidt.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            110 MEDIA GROUP, INC.



                                            By:    /s/ Raymond Barton
                                               ---------------------------------
                                               Raymond Barton, CEO

Date: February 15, 2005


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